UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2013

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4625
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As announced on December 4, 2012, Baxter International Inc. (the “Company”) entered into a share purchase agreement (the “Share Purchase Agreement”) to purchase all of the share capital of Indap Holding AB from Indap Sweden AB. On May 29, 2013, the Company and Indap Sweden AB entered into Amendment No. 1 to the Share Purchase Agreement, pursuant to which the Long Stop Date (as defined in the Share Purchase Agreement) was extended from June 4, 2013 to August 31, 2013. The amendment provides additional time for the ongoing regulatory review of the transaction.

Also as previously announced, on January 25, 2013, the Company entered into a 364-Day Credit Agreement (the “Bridge Loan Facility”) under which JPMorgan Chase Bank, N.A. is the administrative agent, Bank of America, N.A and Citibank, N.A are syndication agents, J.P. Morgan Securities LLC is lead arranger and lead bookrunner and Deutsche Bank Securities Inc., UBS AG, Credit Suisse AG and The Royal Bank of Scotland Plc are documentation agents. On June 3, 2013, the Company and the applicable counterparties thereto entered into Amendment No. 1 to the Bridge Loan Facility, pursuant to which the commitments of the lenders under the Bridge Loan Facility will remain available until August 31, 2013.

This summary of the amendments to the Share Purchase Agreement and the Bridge Loan Facility is qualified in its entirety by reference to the complete text of such agreements, copies of which are attached to this report as exhibits and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.2	Amendment No. 1, dated May 29, 2013, to Share Purchase Agreement, dated as of December 4, 2012, by and between Baxter International Inc. and Indap Sweden AB.

10.17	Amendment No. 1, dated June 3, 2013, to 364-Day Credit Agreement dated as of January 25, 2013, among Baxter International Inc., the financial institutions named therein, JP Morgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citibank, N.A. as Syndication Agents, J.P. Morgan Securities LLC, as Lead Arranger and Lead Bookrunner and Deutsche Bank Securities Inc., UBS AG, Credit Suisse AG, and Royal Bank of Scotland Plc, as Documentation Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.

By:	/S/ STEPHANIE A. SHINN
Stephanie A. Shinn
Corporate Vice President,
Associate General Counsel and
Corporate Secretary

Date: June 3, 2013

Exhibit Index

Exhibit No.	Description

2.2	Amendment No. 1, dated May 29, 2013, to Share Purchase Agreement, dated as of December 4, 2012, by and between Baxter International Inc. and Indap Sweden AB.

10.17	Amendment No. 1, dated June 3, 2013, to 364-Day Credit Agreement dated as of January 25, 2013, among Baxter International Inc., the financial institutions named therein, JP Morgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citibank, N.A. as Syndication Agents, J.P. Morgan Securities LLC, as Lead Arranger and Lead Bookrunner and Deutsche Bank Securities Inc., UBS AG, Credit Suisse AG, and Royal Bank of Scotland Plc, as Documentation Agents.